SUPPLEMENT DATED JANUARY 11, 1999 TO
                          PROSPECTUS DATED MAY 1, 1998
                          for the Scudder Horizon Plan

                      Intramerica Variable Annuity Account
                       INTRAMERICA LIFE INSURANCE COMPANY

     Please add the following paragraph to the section entitled "Intramerica Life Insurance Company" which begins on page 15 of the prospectus:

          On December 21, 1998 Allstate Life Insurance Company announced that it entered into an agreement with Leucadia National Corporation to purchase Intramerica Life Insurance Company. The transaction is subject to regulatory approvals and is expected to close during the second quarter of 1999.

     Please substitute the following two paragraphs for the section of the prospectus on page 17 entitled "Agreements with Allstate Life Insurance Company of New York":

          On September 2, 1998, Intramerica and Leucadia entered into a coinsurance agreement with Allstate Life Insurance Company of New York ("Allstate") reinsuring all of Intramerica's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Intramerica and Allstate entered into an administrative services agreement under which Allstate will administer the Contracts. (See "Services Agreement," p.50) Neither of these agreements will change the fact that Intramerica is primarily liable to You under Your Contract. Moreover, at this time there will be no changes to the address or phone numbers that you are currently using.

          CNL, Inc. ("CNL") is the principal underwriter of the Contracts. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate. (See "Distribution of the Contract," p.50)

                                    * * * * *

     Please substitute the following paragraph for the section of the prospectus on page 50 entitled "Services Agreement":

          On September 2, 1998, Intramerica entered into an administrative services agreement with Allstate under which Allstate will provide the administrative services in connection with the Contract and the Variable Account on behalf of Intramerica. Among the services Allstate will provide are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records and reports relating to the Variable Account and the Contracts (including records of all purchases and redemptions of shares of the Portfolios). In addition, Allstate will be responsible to pay all expenses in connection with the Contracts and the Variable Account. Allstate's principal address is 3100 Sanders Road, Northbrook, IL 60062. At this time, you should continue to send your payments and requests to Intramerica at 8301 Maryland Avenue, St. Louis, MO 63105 or call 1-800-833-0194.